Exhibit 23.1
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                       Consent of Independent Accountants
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We hereby consent to the incorporation by reference in the Registration
Statements of CAS Medical Systems, Inc. on Forms S-8 (Nos. 33-90512, 333-47258, 333-116348 and 333-116349) of our report dated February 25, 2005, which appears in the attached Form 8-K/A Amendment No. 1 of CAS Medical Systems, Inc.



/s/ Howard & Company, CPAs, P.A.
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Howard & Company, CPAs, P.A.
Jacksonville, Florida

July 26, 2005